Exhibit 99.1

     DRAFT

 FORWARD LOOKING STATEMENTSIf we refer to “we,” “us,” “our,” “St. Joe” or “the Company,” we mean The St. Joe Company and its consolidated subsidiaries.  Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements.  Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “proposed”, “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Such forward-looking statements include projected capital expenditures and information on current development projects and future project pipelines as well as graphical depictions of current developments and proposed developments which are based on management’s current development plan but may not be completed on the timeframe or in the manner currently proposed, and may never be developed. Although forward-looking statements are made based upon management’s current expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land or other transactions or the development of our land, including the likelihood, timing, and final terms thereof; our ability to mutually agree on joint venture structures and documentation with certain of our development partners, including Minto Communities USA; the continued interest of buyers for our development projects; the estimate of the cost of completing improvements affiliated with certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains; our ability to obtain necessary governmental approvals for our land development or the risks associated with development activities, including potential tax ramifications; the ability to execute share repurchase transactions; the ability to achieve certain leasing activity, including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, our Quarterly Report on Form 10-Q filed with the SEC on May 2, 2018, and our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.MISCELLANEOUS© 2018, The St. Joe Company, “St. Joe,” “JOE,” the “Taking Flight” design, VentureCrossings, Pier Park North, and certain project names herein are registered service marks of The St. Joe Company or its affiliated companies.

   BUSINESS STRATEGY

 BUSINESS STRATEGY  Expand portfolio of income producing commercial properties    Develop residential communities with long term, scalable and repeatable revenue    Grow resorts and leisure segment    Maintain low fixed expenses and focus on profitability    Work collaboratively with public and private partners on strategic infrastructure    Build liquidity and balance sheet strength    Joint venture with best of class operators    4  Increase long term shareholder value

 BALANCE SHEETMarch 31, 2018 (unaudited) | (in millions)

 Capital Expenditures Investing in Our Assets(in millions)  *Actual 2018 capital expenditures may vary depending on timing of projects.

 Leasable Commercial Portfolio  Net Rentable Square Feet  87% Leased  83% Leased  87% Leased

8

SCALABLE RESIDENTIAL COMMUNITIES

BREAKFAST • POINT	Watersound ORIGINS	LATITUDE MARGARITAVILLE
Entitled for	Bay-Walton Sector Plan is entitled for over	Bay-Walton Sector Plan is entitled for over
2,200	24,000	145,000
Residential units on 1,000+ acres in Bay County	Residential units on 13,000+ acres in Walton County	Residential units on 97,000+ acres in Bay County
BREAKFAST POINT	WATERSOUND ORIGINS	LATITUDE MARGARITAVILLE WATERSOUND

ST JOE

The unit amounts listed above reflect government approvals in the area of the listed project. The actual amount of units that we ultimately develop in any residential community will depend on a variety of factors including our development strategy, the market demand for a project, the returns of the project and how those returns meet our investment return criteria, and the availability of capital resources to fund the development. Latitude Margaritaville Watersound involves a proposed joint venture between St. Joe and Minto Communities USA. As of May 23, 2018, the parties have signed a letter of intent with a proposed deal structure but have not entered into definitive documentation with respect to the joint venture meaning that neither party is bound to move forward at this stage.

 ST. JOE CLUB & RESORTS  Club Memberships  As of 4/30/2018

     PRICE IS WHAT YOU PAY  VALUE IS WHAT YOU GET  - WARREN BUFFETT

     GENERAL OVERVIEW

 ST. JOE LAND HOLDINGS

 KEY WATER ACCESS PORTALS  Gateway Portals to the Gulf of Mexico

 NORTHWEST FLORIDA BEACHES INTERNATIONAL AIRPORTTRAFFIC GROWTH

 ST. JOE CLUB & RESORTS ASSETS  Project Pipeline  Camp Creek Amenity Complex Wellness/Fitness, Lodging, Pools, Tennis, Restaurant (2019-2020)WaterSound Beach Club Additional Pool (2018) Additional Restaurant (2019)Fish Out of Water Restaurant at WaterColor Inn Major Renovations (2018)Pier Park Full Service Hotel JV Operations (2020)    This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

   GEOGRAPHIC FOCUS    KEY AREAS OF

 KEY AREAS OF GEOGRAPHIC FOCUS  In Bay & Walton Counties  VentureCrossings

18

ORIGINS AREA


ORIGINS FUTURE EXPANSION
INTRACOASTAL WATERWAY
CAMP CREEK RESIDENTIAL
CAMP CREEK CLUB & RESORTS AMENITY
ORIGINS COMMERCIAL
ORIGINS PATHWAYS
ORIGINS STILLWATER
SACRED HEART MEDICAL FACILITY
Camp Creek Golf Club
WATERSOUND PARKWAY
MAGNET STEAM HIGH SCHOOL
ORIGINS CROSSINGS APARTMENT JV
Seacrest
30-A
Alys Beach
Rosemary Beach
98
Lake Powell
Gulf of Mexico
LEGEND
Other St. Joe Landholdings
1 mile

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

QUICK FACTS

- From 2010-2017, Walton County was the 4th fastest growing county in Florida by % change (US Census)
- From 2016-2017, Walton County was the 6th fastest growing county in the USA by % change (US Census)
- Origins – 230 existing homes

PROJECT PIPELINE

- Origins Pathways 107 lots (2017-2018)
- Origins Stillwater 361 lots (2018-2019)
- Sacred Heart Medical Facility (2019)
- Magnet STEAM High School (2019)
  Proposed by Walton County School District
- Origins Crossings Apartment JV
  210 units (2020)
- Camp Creek Residential 260 lots (2019-2020)
- Camp Creek Club and Resorts Amenity
  Wellness/fitness, lodging, pool, restaurant, tennis (2019-2020)

PROPERTIES

- Origins Commercial
  Entitled for 330,000 square feet of retail and entertainment and 127,000 square feet of office
- Origins Future Expansion
  Walton County portion of Bay-Walton Sector Plan entitled for over 24,000 residential units

19

PIER PARK AREA


79
LEGEND
Other St. Joe Land Holdings
1 mile
FOUR CORNERS COMMERCIAL
PIER PARK CROSSINGS APARTMENT JV
West Bay
PIER PARK NORTHWEST COMMERCIAL
BAY PARKWAY EXTENSION
Pier Park North
TOWNEPLACE SUITES HOTEL JV
Pier Park
FULL SERVICE HOTEL JV
PIER PARK EAST MIXED USE JV
Gulf of Mexico
GULF BOULEVARD COMMERCIAL
FRONT BEACH RD
98

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

QUICK FACTS

- Over 17 million visitor day/nights
- 47,500 to 54,000 daily traffic on US 98
- Pier Park 800,000+ square feet of retail/entertainment, 98.8% occupancy (Simon Group)
- Pier Park North 320,000+ square feet of retail entertainment, 96% occupancy (JOE/Casto JV)

PROJECT PIPELINE

- TownePlace Suites Hotel JV
  110 rooms (2019)
- Pier Park Full Service Hotel JV
  250 Rooms (2020)
- Pier Park Crossings Apartment JV
  240 units (2019)
- Pier Park East Mixed Use JV
  80 acres entitled for mixed uses (TBD)
- Bay Parkway Extension
  Proposed by City of Panama City Beach (TBD)

PROPERTIES

- Pier Park NW Commercial
  16 acres entitled for commercial
- Four Corners Commercial
  448 acres entitled for commercial
- Gulf Boulevard Commercial
  52 acres entitled for commercial

ST JOE

20

BREAKFAST POINT AREA


BREAKFAST POINT RESIDENTIAL
SPORTS VILLAGE
BREAKFAST POINT MIXED USE FUTURE PHASES
Breakfast Point Academy
Home Depot
Publix
ALF COLEMAN RD
JACKSON BLVD
RICHARD
HUTCHISON BLVD
BECKRICH EAST
BREAKFAST POINT COMMERCIAL
MOYLAN RD
98
K-8 SCHOOL
FRONT BEACH RD
Panama City Beach
S THOMAS DR
N LAGOON DR
THOMAS DR
Gulf of Mexico
LEGEND
Other St. Joe Landholdings
2000 ft

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

QUICK FACTS

- 39,500 average daily traffic on US 98
- Breakfast Point – 185 existing homes

PROJECT PIPELINE

- Breakfast Point Residential 86 lots (2017 - 2018)
- Breakfast Point Residential 88 lots (2019)
- Sports Village
  $37MM Proposed by Bay County Convention and Visitors Bureau (2019)
- K-8 School
  Proposed by Bay County School District (2020)

PROPERTIES

- Breakfast Point Mixed Use Future Phases
  1,040 acres entitled for 1,760 residential units, 440 apartment units, 160,000 square feet commercial, 75,000 square feet office, 750 hotel rooms (TBD)
- Breakfast Point Commercial
  36 acres entitled for commercial (TBD)
- Beckrich East Commercial
  15 acres entitled for commercial (TBD)

ST JOE

LATITUDE MARGARITAVILLE WATERSOUND

21



WEST BAY PARKWAY: SEGMENT 1
NW FLORIDA BEACHES INTERNATIONAL AIRPORT
WEST BAY PARKWAY: SEGMENT 2
LATITUDE MARGARITAVILLE
INTRACOASTAL WATERWAY
388
West Bay
West Bay
79
FRONT BEACH ROAD
98
PIER PARK
LEGEND
Other St. Joe Landholdings
1 mile

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans

QUICK FACTS

- Bay-Walton Sector Plan
  110,000 acres entitled for approximately 170,000 residential units and over 22 million square feet of commercial

PROJECT PIPELINE

- Latitude Margaritaville Watersound JV
  First Phase (2020)
- West Bay Parkway, Segment 2
  Fully Funded 4 Lanes from State Road 79 to Airport Entry Road
  Proposed by FDOT (2020-2021)

FUTURE

- West Bay Parkway, Segment 1
  Not Funded – Undergoing Environmental Impact Statement
  Proposed by FDOT (TBD)

ST JOE

22

BAY-WALTON SECTOR PLAN ENTITLEMENTS


CHOCTAWHATCHEE BAY
CHOCTAWHATCHEE LANDING
US 98
SR 30A
NORTH BRANCH
RED BRANCH
OTTER CREEK
SISTER RIVER
BAY COUNTY SOLID WASTE ADMINISTRATION
LAKE LILY
ROARING CREEK
DEVIL'S SWAMP MITIGATION BANK
TEN MILE BRANCH
WEST BAY CREEK
PEACH CREEK
LILI
DEVIL'S SWAMP
WATERSOUND LANDING
SIDE CAMP
RIVER CROSSING
SEMINOLE HILLS
LAIRD
CAMP CREEK
WATERSOUND NORTH
LAKE POWELL
WATERSOUND CROSSING
WEST LAIRD
PANAMA CITY BEACH CONSERVATION PARK
BAXLEY
WAVECREST
US 98/SR 30A
Front Beach Road
GULF OF MEXICO
PINE LOG CREEK
LILY BRANCH
CROOKED CREEK
BROOMSTRAW BRANCH
PIGEON CREEK
WEST BAY CENTER
NORTHWEST FLORIDA BEACHES INTERNATIONAL AIRPORT
AIRPORT EMPLOYMENT CENTER
WEST BAY BUSINESS CENTER
AIRPORT BUSINESS CENTER
West Bay Parkway/CR 388
BURNT MILL BRANCH
NORTH VICKSBURG
MORGAN
SOUTH VICKSBURG
TEACHEE
NORTHWEST FLORIDA WATER MANAGEMENT DISTRICT
WARD CREEK
WEST BAY
WEST BAY CROSSING
BREAKFAST POINT MITIGATION BANK
Middle Beach Road
US 98/SR 30A
CR 392/Thomas Drive
LEGEND
Regional Employment Center
Business Center
West Bay Center
Town Center
Village Center
Low-Impact Residential
Agriculture/ Timberland
West Bay Preservation Area
Long-Term Conservation Area
Recreation/ Open Space
West Bay Area Sector Plan Boundary
Watersound North DRI Boundary
Roads
Notes:
1. Development districts and roadway locations shown on this map are approximate and are subject to revision during final design and permitting to avoid, minimize, and mitigate impact to wetlands and other natural and cultural resources.
2. The exact alignment of the West Bay Parkway is currently undergoing the NEPA process.
0 1 2 3 4 5 Miles

Residential: 170,200 dwelling units

Retail/Commercial: 5,040,000 Square Feet

Industrial: 6,000,000 Square Feet

Office/Light Industrial/Manufacturing: 11,353,000 Square Feet

Hospital: 1,350 Beds

Hotel: 3,310 Rooms

Golf Course: 423 Holes

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

 BAY-WALTON SECTOR PLANELEVATION STUDY

 TOPSAIL COMMERCIAL  QUICK FACTS:47,000 average daily traffic on US 98PROPERTY:Entitled for 228,300 square feet retail and entertainment, 5,000 square feet office, and 190 assisted living units  This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

25

VENTURE CROSSINGS


NORTHWEST FLORIDA
HARRIS
MASTER
SITE PLAN
VentureCrossings


10
SR-77
SR-79
VentureCrossings
NORTHWEST FLORIDA
Bayline Railroad
SR-388
West Bay
231
98
Gulf of Mexico
Port of Panama City

QUICK FACTS

- Located within the Bay-Walton Sector Plan, adjacent to NW Florida Beaches International Airport (ECP)
- A strategic location that offers 24/7 operations and transportation via air, land, and sea
- Growth capacity with hundreds of acres of developable commercial and industrial land
- A "Florida First Sites" certified site – offering project ready industrial sites with due diligence complete to minimize risk and accelerate speed to market
- VentureCrossings is currently home to Harris Corporation and GKN Aerospace's first Florida manufacturing facility
- The region offers some of the highest projected growth in the state; as well as a strong military and defense presence with a highly skilled workforce
- Florida is a right-to-work state with no personal state income tax and a pro business tax structure. Eligible projects may qualify for state and local incentives.
- Pad-sites and build-to-suit opportunities are available

VentureCrossings.com

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

EASTERN BAY COUNTY/PORT ST. JOE

26

Emerging Area



10
20
231
79
388
77
98
71
65
TITUS ROAD RESIDENTIAL
EASTERN SHIPBUILDING SHIPYARD – ALLANTON
EASTERN SHIPBUILDING SHIPYARD – NELSON ST.
BONFIRE BEACH
WINDMARK BEACH
PORT OF PORT ST. JOE
AN RAIL LINE (JOE)
LEGEND
Tyndall AFB
St. Joe Landholdings
10 miles

QUICK FACTS

- Tyndall AFB located in Panama City won new MQ-9 Reaper Wing (drone) program, a $250MM investment by U.S. Air Force with potential of 1,600 new jobs (subject to Environmental Impact Statement)

PROJECT PIPELINE

- WindMark Beach
  - 59 existing homes
  - Sold 64 lots to national builder (2017)
  - 13 homes under construction
  - 6 homes completed
  - Planning next phase of 38 lots (2019)

PROPERTIES

- Titus Road Residential
  - 600 acres entitled for residential
- Bonfire Beach
  - Entitled for 750 units with 4,500 linear feet on Gulf of Mexico (TBD)
- Port of Port St. Joe
  - Eastern Shipbuilding Lease
  - Economic Development Agreement executed by Gulf County, Eastern Shipbuilding Group, and JOE for floating dry dock and other improvements
  - 20 acres (TBD)

ST JOE

This slide reflects projects that are currently under development or proposed for development but may not be developed or, if developed, may differ from current plans.

   RIGHT TIME, RIGHT PLACE

     JOINT VENTURES  BEST IN CLASS PARTNERS  H OTELS  APARTMENTS      RETAIL  55+ COMMUNITIES    28

 RESIDENTIAL HOME BUILDER PROGRAMS  BEST IN CLASS PARTNERS  Watersound Origins | Breakfast Point | SouthWood | WindMark Beach    29

30

BUILD VALUE FOR OWNERS

DEVELOP ASSETS

Low Cost

Recurring Revenue

World Class Communities

SEED GROWTH

Every Action Seeds Future Actions

21st Century Education, Jobs, Infrastructure

Help Communities Thrive

BOLT-ON ACQUISITIONS

Opportunistic Acquisitions

Expand Core Areas

High Quality Jobs

ACT LIKE OWNERS

Excess Capital Distributed via Stock Buybacks

Repurchased 29.5% of JOE Last 3 Years ($480 million)

31

FLORIDA

No Personal State Income Tax

$1 Trillion Economy

Third Most Populous State

Second Fastest Growing Population

NORTHWEST FLORIDA

Business Friendly

Family Friendly

Low Cost of Living

Exceptional Quality of Life

Tyndall AFB, Eglin AFB, Naval Support Activity Center

Numerous Aerospace & Defense Contractors

High Tech Job Training

Florida State University (Panama City Campus) and Gulf Coast State College Advanced Technology Center

RECENT ACTIVITY

Triumph Gulf Coast, Inc. to distribute $1.5B for the economic diversification and job enhancement of eight Northwest Florida counties

Eastern Shipbuilding Group located in Panama City won $10.5B contract to design and build next generation Coast Guard Cutter with potential of 2,000 new jobs

Tyndall AFB located in Panama City won new MQ-9 Reaper Wing (drone) program, a $250MM Investment by U.S. Air Force with potential of 1,600 new jobs (subject to EIS)

GKN Aerospace, one of the world's largest independent first tier suppliers to aviation industry, expanded operations to VentureCrossings in Panama City Beach with new 138,605 square foot facility creating 170 new jobs


Northwest Florida

RIGHT TIME, RIGHT PLACE

NORTHWEST FLORIDA

JOE.COM  32